SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           July 19, 2002
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                           The A Consulting Team, Inc.
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               (Exact Name of Registrant as Specified in Charter)

        New York                    0-22945                   13-3169913
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(State or Other Jurisdiction    (Commission File            (IRS Employer
      of Incorporation)              Number)               Identification No.)

                200 Park Avenue South, New York, New York 10003
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   (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code   (212) 979-8228
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

On July 19, 2002, The A Consulting Team, Inc. ("TACT") consummated the acquisition of all of the issued and outstanding capital stock of International Object Technology, Inc., a New Jersey corporation ("IOT"), pursuant to a Stock Purchase Agreement dated as of June 28, 2002 among TACT, IOT and the holders of all of the issued and outstanding capital stock of IOT (the "IOT Stockholders"). TACT acquired all of the issued and
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outstanding capital stock of IOT from the IOT Stockholders in exchange for an aggregate of one million two hundred seventy thousand (1,270,000) shares of unregistered TACT common stock (the "Acquisition Shares") and the obligation to make certain deferred cash payments of six hundred fifty thousand ($650,000.00) in the aggregate (the "Deferred Payments"). The Acquisition Shares were issued by TACT to the IOT Stockholders at the closing of the acquisition. Subject to the terms and conditions of the Stock Purchase Agreement, the Deferred Payments are payable as follows: (i) an aggregate of $140,000.00 on or before September 2,2002, (ii) an aggregate of $210,000 on or before April 1, 2003, (iii) an aggregate of $100,000 on or before April 1, 2004, and (iv) an aggregate of $200,000 on or before January 2, 2005. The consideration paid by TACT for the acquisition of IOT was determined through arms-length negotiation by the management of TACT and a majority of the IOT Stockholders.

     IOT is a privately-owned, professional services firm that provides data management and business intelligence solutions, technology consulting and project management services. IOT will operate as a wholly owned subsidiary of TACT.

     In connection with the consummation of this transaction, TACT entered into a Registration Rights Agreement with the IOT Stockholders. This Agreement provides that TACT shall use reasonable commercial efforts to file a Registration Statement with the Securities and Exchange Commission for the public sale of the Acquisition Shares within six (6) months of the date of consummation of this transaction.

     In connection with consummation of this transaction, TACT entered into three year employment agreements with each of Dr. Piotr Zielczynski, Ilan Nachmany and Sanjeev Welling, each of which agreement provides for a base salary of $160,000 per year.

     In connection with the transactions contemplated by the Stock Purchase Agreement, TACT agreed to grant 150,000 options to purchase shares of its common stock to certain of the employees of IOT, including Messrs. Zielczynski, Nachmany and Welling. The exercise price of such options is $0.43, which is the last sales price on the date immediately prior to the consummation of this transaction.

     William Miller was appointed to TACT's Board of Directors in connection with the closing of this transaction.

     After giving effect to the common stock issued pursuant to the Stock Purchase Agreement, TACT has outstanding 8,386,871 shares of common stock.

Item 5. Other Events.

     In connection with the closing of the acquisition of IOT, TACT and Keltic Financial Partners, L.P. amended the Loan and Security Agreement dated June 27, 2001 by and between them pursuant to a July 2002 Modification Agreement. This Modification Agreement amended the definition of "Eligible Receivables," which is utilized to determine TACT's borrowing capacity under the Keltic lending arrangement, to include certain receivables of IOT, changed certain existing financial covenants to reflect the acquisition of IOT and reduced the personal guaranty of Shmuel BenTov,


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TACT's President and Chief Executive Officer,  with respect to this credit line, from $1,000,000 to $400,000.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by an amendment to this Form 8-K not later than 60 days after this Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by an amendment to this Form 8-K not later than 60 days after this Form 8-K was required to be filed.

(c)  Exhibits

Ex. No.        Description

2.1 Stock Purchase Agreement dated as of June 28, 2002 among The A Consulting Team, Inc., International Object Technology, Inc. and the Stockholders of International Object Technology, Inc. (1)

4.1 Registration Rights Agreement dated as of July 19, 2002 among The A Consulting Team, Inc. and those persons listed on Schedule I attached thereto.

10.1 Employment Agreement dated as of July 19, 2002 between The A Consulting Team and Dr. Piotr Zielczynski.

10.2 Employment Agreement dated as of July 19, 2002 between The A Consulting Team and Ilan Nachmany.

10.3 Employment Agreement dated as of July 19, 2002 between The A Consulting Team and Sanjeev Welling.

10.4 July 2002 Modification Agreement dated as of July 19, 2002 between The A Consulting Team and Keltic Financial Partners, L.P.

99.1           Press release of The A Consulting Team dated July 2, 2002. (1)

99.2           Press release of The A Consulting Team dated July 22, 2002.

(1) Incorporated by reference to the registrant's Current Report on Form 8-K filed on July 12, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        The A Consulting Team, Inc.


Dated: July 24, 2002                    By: /s/ Richard D. Falcone
                                        Richard D. Falcone
                                        Chief Financial Officer


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                                  Exhibit Index

Exhibit No.                        Description

2.1 Stock Purchase Agreement dated as of June 28, 2002 among The A Consulting Team, Inc., International Object Technology, Inc. and the Stockholders of International Object Technology, Inc. (1)

4.1 Registration Rights Agreement dated as of July 19, 2002 among The A Consulting Team, Inc. and those persons listed on Schedule I attached thereto.

10.1 Employment Agreement dated as of July 19, 2002 between The A Consulting Team and Dr. Piotr Zielczynski.

10.2 Employment Agreement dated as of July 19, 2002 between The A Consulting Team and Ilan Nachmany.

10.3 Employment Agreement dated as of July 19, 2002 between The A Consulting Team and Sanjeev Welling.

10.4 July 2002 Modification Agreement dated as of July 19, 2002 between The A Consulting Team and Keltic Financial Partners, L.P.

99.1           Press release of The A Consulting Team dated July 2, 2002. (1)

99.2           Press release of The A Consulting Team dated July 22, 2002.

(1) Incorporated by reference to the registrant's Current Report on Form 8-K filed on July 12, 2002.